EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of certain subsidiaries (greater than 50% owned) of the registrant and their respective states or countries of incorporation:

Advance SC, LLC (South Carolina)	Crescent Commonwealth Center, LLC (Delaware)
Alberta Ltd. (Canada)	Crescent Communities N.C., LLC (Delaware)
Algonquin Gas Transmission, LLC PPA (Delaware)	Crescent Communities Realty, LLC (North Carolina)
American Natural Gas Corp. (Colorado)	Crescent Communities S.C., LLC (Delaware)
Associated Louisiana Intrastate Pipe Line, LLC (Delaware)	Crescent Land & Timber, LLC (Delaware)
Ballantyne Properties, LLC (North Carolina)	Crescent Potomac Greens, LLC (Delaware)
Bartram Lakes, LLC (Delaware)	Crescent Potomac Plaza, LLC (Delaware)
Bayside Power, Inc. (Canada)	Crescent Potomac Properties, LLC (Delaware)
Bayside Power, LP (Canada)	Crescent Potomac Yard Development, LLC (Delaware)
Belfort 36, LLC (Delaware)	Crescent Potomac Yard, LLC (Delaware)
Belfort Developers, LLC (Delaware)	Crescent Realty, LLC (North Carolina)
Bison Insurance Company Ltd (Bermuda)	Crescent Resources Marketing Services, LLC (Delaware)
Black Forest on Lake James, LLC (Delaware)	Crescent Resources Registration Services, LLC (Delaware)
Bridgeport Energy, LLC (Delaware)	Crescent Resources, LLC (Georgia)
BTA Holdings, Inc. (Delaware)	Crescent River, LLC (Georgia)
BTA Investment, LLC (Delaware)	Crescent Seminole, LLC (Florida)
BTA Services, LLC (Delaware)	Crescent Southeast Club, LLC (Delaware)
Caldwell Power Company (North Carolina)	Crescent Twin Creeks, LLC (North Carolina)
Carolina Centers, LLC [A Delaware LLC] (Delaware)	Crescent Yacht Club, LLC f/k/a/ Peninsula Yacht Club, LLC (Delaware)
Carolina Centers, LLC [A North Carolina LLC] (Delaware)	Crescent/Arizona, LLC (North Carolina)
Casco Bay Energy Co. LLC (Delaware)	Crescent/Georgia, LLC (Georgia)
Catawba Manufacturing and Electric Power Company (North Carolina)	Crescent/RGI Capital, LLC (North Carolina)
Catawba River Investments I (Delaware)	CSCC Holdings Limited Partnership (Canada)
Catawba River Investments II (Delaware)	D/FD (North Carolina)
Centana Gathering, LLC (Delaware)	D/FD Caribbean, S.E. (Puerto Rico)
Centana Intrastate Pipeline, LLC (Delaware)	D/FD, LLC (Nevada)
Centana Oil Gathering, LLC (Delaware)	D/FD Development Services, LLC (Nevada)
Centra Gas Toluca S. De R.L. De D.V. (Mexico)	D/FD International (Nevada)
Chambers County Land Company (Delaware)	D/FD International Services (Nevada)
Chaparral Pines Management, LLC (Arizona)	D/FD International Services (Trinidad) Ltd. (Trinidad and Tobago)
Chaparral Pipeline Co., LP (Delaware)	D/FD Operating Plant Services, LLC (Delaware)
Charlotte Cotton Mill, LLC (North Carolina)	D/FD Operating Services, LLC (Delaware)
Claiborne Energy Services (Louisiana)	D/FD Plant Services, LLC (Delaware)
Clean Energy Genco, Inc. (Delaware)	Dauphin Island Gathering System LLC (Delaware)
Clean Energy Partners, LP (Delaware)	DE Fossil-Hydro Engineering, Inc. (North Carolina)
Clean Water of NC, LLC (North Carolina)	DE&S Australia Pty Ltd (Australia)
CLT Development, LLC (Delaware)	DEFS Anadarko Gathering, LP (Delaware)
Club Capital, LLC (North Carolina)	DEFS Austin Gathering, LP (Delaware)
Club Enterprises, LLC (Delaware)	DEFS Canada (Canada)
Colbert Lane Commercial, LLC (Delaware)	DEFS Canada Holdings, Inc. (Delaware)
Comercializadora Duke Energy de Centro America, Limitada (Guatemala)	DEFS Canada Investments, LP (Canada)
Copiah Storage, LLC (Delaware)	DEFS Canada Ltd (Canada)
Cornerstone Plaza, LLC (Florida)	DEFS Canada, LP (Canada)
Crescent Bartram Park, LLC (Florida)	DEFS Holding 1, LLC (Delaware)
DEFS Holding, LLC (Delaware)	DEI, LLC (Delaware)
DEFS Industrial Gas, LLC (Delaware)	DENA Asset Partners, LP (Delaware)
DEFS Northern Investments, Inc. (Delaware)	DENA Partners Holding, LLC (Delaware)
DEFS Raptor Pipeline, LLC (Delaware)	DENA Texas Management, LLC (Delaware)
DEFS Wyoming, LLC (Delaware)	DENA Trading Partners, LP (Delaware)
DEHLP Management Inc. (Canada)	DETM Marketing Northeast, LLC (Delaware)
DEI (Europe) GmbH (Germany)	DETMI Management, Inc. (Colorado)
DEI (Europe) Holdings ApS (Denmark)	Dixilyn-Field (Nigeria) Limited (Nigeria)
DEI (Europe) Limited (United Kingdom)	Dixilyn-Field Drilling Company (Delaware)

DEI (Southeast Asia) PTE LTD (Singapore)	Dixilyn-Field International Drilling Co., S.A. (Panama)
DEI Acquisition Vehicle No. 6 Ltd. (Bermuda)	DTMSI Management, Ltd. (Canada)
DEI Argentina Holdings (Cayman Islands)	Duke Bridgeport Energy, LLC (Delaware)
DEI Argentina Marketing/Trading (Bermuda) Ltd. (Bermuda)	Duke Canada Ltd. (Canada)
DEI Asia Pacific Ltd. (Bermuda)	Duke Capital Financing Trust I (Delaware)
DEI Bolivia Holdings No. 1, LLC (Delaware)	Duke Capital Financing Trust II (Delaware)
DEI Bolivia Investment No. 1 Ltd. (Cayman Islands)	Duke Capital Financing Trust III (Delaware)
DEI Bolivia Investment No. 2 Ltd. (Cayman Islands)	Duke Capital Financing Trust IV (Delaware)
DEI Brasil Commercial, Ltda. (Brazil)	Duke Capital Financing Trust V (Delaware)
DEI Brasil Holdings, LLC (Delaware)	Duke Capital Financing Trust VI (Delaware)
DEI del Ecuador Cia. Ltda. (Ecuador)	Duke Capital LLC (Delaware)
DEI El Salvador Comercializadora de El Salvador, S.A. de C.V. (El Salvador)	Duke Capital Partners, LLC (Delaware)
DEI El Salvador Investments No. 1 S.A. de C.V (El Salvador)	Duke Communication Services Caribbean Ltd. (Bermuda)
DEI El Salvador Investments No. 1 Ltd (Bermuda)	Duke Communication Services, Inc. (North Carolina)
DEI El Salvador, S en C de CV (El Salvador)	Duke Energy Administrative Services, Inc. (Delaware)
DEI Electroquil Holdings, LLC (Delaware)	Duke Energy Americas, LLC (Delaware)
DEI Espana Holdings, S.L. (Spain)	Duke Energy Arlington Valley, LLC (Delaware)
DEI Finance (UK) Limited (United Kingdom)	Duke Energy Business Services, LLC (Delaware)
DEI Guatemala Holdings No. 1, Ltd. (Bermuda)	Duke Energy California, LLC (Delaware)
DEI Guatemala Holdings No. 2, Ltd. (Bermuda)	Duke Energy Canada Call Co. (Canada)
DEI Guatemala Holdings No. 3 (Cayman Islands)	Duke Energy Canada Exchangeco Inc. (Canada)
DEI Guatemala S.R.L. (Guatemala)	Duke Energy Capital of Texas, Inc. (Delaware)
DEI Guatemala y Compania SCA (Guatemala)	Duke Energy Capital Trust I (Delaware)
DEI Honduras, S. de R.L. de C.V. (Honduras)	Duke Energy Capital Trust II (Delaware)
DEI Investments No. 2 Ltd (Bermuda)	Duke Energy Control Area Services, LLC (Delaware)
DEI Latin America, Ltd. (Bermuda)	Duke Energy County Line, LLC (Delaware)
DEI Mexico, S.A. de C.V. (Mexico)	Duke Energy Curry, LLC (Delaware)
DEI Netherlands Financial Services B.V. (Netherlands)	Duke Energy Design Supplier, Inc. (Delaware)
DEI Operaciones Guatemala Limitada (Guatemala)	Duke Energy Development Pty Ltd. (Australia)
DEI Peru Inversiones No. 1, S.R.L. (Peru)	Duke Energy Egenor S.C.A. (Peru)
DEI Peru Investments No. 1, Ltd. (Bermuda)	Duke Energy Electroquil Partners (Delaware)
DEI PJP (Ireland) Holdings (Ireland)	Duke Energy Enterprises Corporation (Delaware)
DEI PJP Holdings (Mauritius) Ltd. (Republic of Mauritius)	Duke Energy Equipment Partners, L.P. (Delaware)
DEI PJP Holdings, Ltd. (Bermuda)	Duke Energy Erie, LLC (Delaware)
DEI Pty Ltd. (Australia)	Duke Energy Fayette, LLC (Delaware)
DEI Services (UK) Limited (United Kingdom)	Duke Energy Field Services Marketing, LP (Delaware)
DEI Southern Cone SRL (Argentina)	Duke Energy Field Services, LLC (Delaware)
DEI Trading and Marketing (UK) Limited (United Kingdom)	Duke Energy Field Services, LP (Delaware)
DEI Transmission Guatemala Limitada (Guatemala)	Duke Energy Finance Canada, LP (Canada)
DEI Uruguay Investments, S.R.L. (Uruguay)	Duke Energy Financial Services, LP (Delaware)
DEI, Brasil Ltda. (Brazil)	Duke Energy Fossil-Hydro, LLC (Delaware)
DEI, Geracao Paranapanema S.A. (Brazil)	Duke Energy Fossil-Hydro California, Inc. (Delaware)
DEI, Inc. (North Carolina)	Duke Energy Gas Services, LLC (Delaware)
Duke Energy Gas Transmission Corporation (Delaware)	Duke Energy North America, LLC (Delaware)
Duke Energy Gas Transmission Resources, Inc. (Delaware)	Duke Energy Northeast Transmission Company (Delaware)
Duke Energy Gas Transmission Resources, LLC (Delaware)	Duke Energy Nova Scotia Holdings Co. (Canada)
Duke Energy Gas Transmission Services, LLC (Delaware)	Duke Energy Nuclear Engineering, Inc. (North Carolina)
Duke Energy Gas Transmission, LLC (Delaware)	Duke Energy Oakland, LLC (Delaware)
Duke Energy Generating S.A. (Argentina)	Duke Energy Operating Company, LLC (Delaware)
Duke Energy Generation Services, LLC (Delaware)	Duke Energy Operating Services, LLC (Delaware)
Duke Energy Global Markets, Inc. (Nevada)	Duke Energy Peru Holdings S.R.L. (Peru)
Duke Energy Grays Harbor, LLC (Delaware)	Duke Energy Power Assets Holding, Inc. (Colorado)
Duke Energy Greenleaf, LLC (Delaware)	Duke Energy Power Generating Holdings, LLC (Delaware)
Duke Energy Group, LLC (Delaware)	Duke Energy Power Generating, LLC (Delaware)
Duke Energy GS Funding Company (Delaware)	Duke Energy Providence, LLC (Delaware)
Duke Energy Guadalupe Pipeline, Inc (Delaware)	Duke Energy Receivables Finance Company, LLC (Delaware)
Duke Energy Hanging Rock, LLC (Delaware)	Duke Energy Registration Services, Inc. (Delaware)
Duke Energy Hinshaw PipeLine, LLC (Delaware)	Duke Energy Risk Services, LLC (Delaware)
Duke Energy Hydrocarbons Canada, LP (Canada)	Duke Energy Royal, LLC (Delaware)
Duke Energy Hydrocarbons Investments Ltd. (Canada)	Duke Energy Ruston, LLC (Delaware)
Duke Energy Interamerican Holding Co LDC (Cayman Islands)	Duke Energy Saltville Gas Storage, LLC (Delaware)

Duke Energy Intern Uruguay Holdings, LLC (Delaware)	Duke Energy Services Canada Ltd. (Canada)
Duke Energy Intrastate Network, LLC (Delaware)	Duke Energy Services Ireland Limited (Republic of Ireland)
Duke Energy Intrastate Pipeline, LLC (Delaware)	Duke Energy Services, Inc. (Delaware)
Duke Energy Islander East Pipeline Company, LLC (Delaware)	Duke Energy South Bay, LLC (Delaware)
Duke Energy Jack Holding, Inc. (Delaware)	Duke Energy Southeast Pipeline Corporation (Delaware)
Duke Energy Jack, Inc. (Delaware)	Duke Energy St. Francis, LLC (Delaware)
Duke Energy Jack, LP (Delaware)	Duke Energy Stephens, LLC (Delaware)
Duke Energy Jacksboro, Inc. (Delaware)	Duke Energy Sterling, LLC (Delaware)
Duke Energy Lantana, LLC. (Delaware)	Duke Energy Supply Chain Services, LLC (Delaware)
Duke Energy Lavaca, Inc (Delaware)	Duke Energy Texas Intrastate Pipeline, LLC (Delaware)
Duke Energy Lee Holding, Inc. (Delaware)	Duke Energy Trading & Marketing, LLC (Delaware)
Duke Energy Lee, LLC (Delaware)	Duke Energy Trading Exchange, LLC (Delaware)
Duke Energy LNG Sales, Inc. (Delaware)	Duke Energy Transport & Trading Company, LLC (Colorado)
Duke Energy Marketing America, LLC (Delaware)	Duke Energy Trenton, LLC (Delaware)
Duke Energy Marketing Canada Corp. (Delaware)	Duke Energy Vermillion, LLC (Delaware)
Duke Energy Marketing Canada Ltd (Canada)	Duke Energy Washington, LLC (Delaware)
Duke Energy Marketing Corp. (Nevada)	Duke Energy Westheimer, LP (Delaware)
Duke Energy Marketing Limited Partnership (Canada)	Duke Energy Wythe, LLC (Delaware)
Duke Energy Merchant Finance, LLC (Delaware)	Duke Engineering & Services (Europe), Inc. (Delaware)
Duke Energy Merchants Investments (UK) Limited (England and Wales)	Duke Engineering & Services (Pty) Ltd. (Republic of South Africa)
Duke Energy Merchants Trading and Marketing (UK) Limited (England)	Duke Engineering & Services International, Inc. (Cayman Islands)
Duke Energy Merchants UK, LLP (England and Wales)	Duke Java, Inc. (Nevada)
Duke Energy Merchants, LLC (Delaware)	Duke Mulberry Energy Ltd., LLP (Florida)
Duke Energy Midstream Services Canada Ltd. (Canada)	Duke Netherlands LT Holdings B.V. (Netherlands)
Duke Energy MNEP Holdings Limited Partnership (Canada)	Duke Project Services Australia Pty Ltd. (Australia)
Duke Energy Moapa, LLC (Delaware)	Duke Project Services Funding Corp. (Delaware)
Duke Energy Mohave, LLC (Delaware)	Duke Project Services Group, Inc. (Delaware)
Duke Energy Morro Bay LLC (Delaware)	Duke Project Services Inc. (North Carolina)
Duke Energy Moss Landing LLC (Delaware)	Duke Project Services Investments, LLC (Delaware)
Duke Energy Mulberry, LLC (Delaware)	Duke Project Services Texas, LP (Delaware)
Duke Energy Murray Operating, LLC (Delaware)	Duke Trading Do Brasil Ltda. (Brazil)
Duke Energy Natural Gas Corporation (Delaware)	Duke Ventures, LLC (Nevada)
Duke Energy NGL Operating, LLC (Delaware)	Duke/Louis Dreyfus, LLC (Nevada)
Duke Energy NGL Services, LP (Delaware)	DukeNet Communications, LLC (Delaware)
DukeSolutions/Evendale, LLC (North Carolina)	Market Hub Partners Management, Inc. (Canada)
East Hampton GP, LLC (Delaware)	Masters Creek Louisiana Pipeline, LLC (Delaware)
East Tennessee Natural Gas, LLC (Tennessee)	May River Forest, LLC (South Carolina)
Eastman Whipstock do Brasil Ltda. (Brazil)	May River Golf Club, LLC (South Carolina)
Eastman Whipstock, S.A. (Argentina)	McMahon Power Holdings, Inc. (Canada)
Eastover Land Company (Kentucky)	McNinch-Hill Investments, LLC (North Carolina)
Eastover Mining Company (Kentucky)	MCP, LLC (South Carolina)
EasTrans Limited Partnership (Texas)	Midcontinent Pipeline Operating, LLC (Delaware)
Egan Hub Storage, LLC (Delaware)	Milford Estates, LLC (North Carolina)
Electroguayas, Inc. (Cayman Islands)	Mont Belvieu Storage Partners, LP (Delaware)
Electroquil, S.A. (Ecuador)	Moss Bluff Hub Partners, LLC (Delaware)
Energy Pipelines International Co. (Delaware)	Moss Bluff Hub Partners, LP (Delaware)
Engage Energy Canada Co. (Canada)	MP Supply, Inc. (North Carolina)
Engage Energy Canada, L.P. (Canada)	National Helium, LLC (Delaware)
Entryway Developers, LLC (Delaware)	NC Development & Design Co., LLC (Delaware)
Evergreen Energy, LLC (Delaware)	New Riverside, LLC (South Carolina)
Fort Drum Cogenco, Inc. (New York)	North Hampton, LLC (Delaware)
Fort Walton Development, LLC (Delaware)	NorthSouth Insurance Co. Ltd. (Bermuda)
Fuels Acquisition Company Operating, LLC (Delaware)	Oldfield, LLC (South Carolina)
Fuels Cotton Valley Gathering, LP (Delaware)	One Thirty-One Developers, LLC (Delaware)
Gardens of Bridgehampton, LLC (Delaware)	Ontario Limited (Canada)
Gas Supply Resources Inc. (Texas)	Osprey Cove Realty, LLC (Delaware)
Generadora La Leguna, Limitada (Guatemala)	Osprey Development, LLC (Delaware)
General Gas Company, LP (Texas)	Overland Trail Transmission, LLC (Delaware)
GNE Holdings, LLC (Delaware)	Ozona Gas Processing Plant (Texas)
Grand Haven Developers, LLC (Delaware)	P.I.D.C. Aguaytia, LLC (Delaware)
Grand Haven Golf Club, LLC (Delaware)	Pablo Developers, LLC (Delaware)
Green Fields Investments, LLC (North Carolina)	Palmetto Bluff Club, LLC (South Carolina)

Greenville Gas and Electric Light and Power Company (South Carolina)	Palmetto Bluff Development, LLC (South Carolina)
Griffith Energy, LLC (Delaware)	Palmetto Bluff Investments, LLC (South Carolina)
GSRI Transportation, Inc. (Texas)	Palmetto Bluff Lodge, LLC (South Carolina)
Gulf Coast NGL Pipeline, LLC (Delaware)	Palmetto Bluff Real Estate Company, LLC (South Carolina)
Hampton Ridge Developers, LLC (Delaware)	Palmetto Bluff Uplands, LLC (South Carolina)
Headwaters Development, LP (South Carolina)	Pan Service Company (Delaware)
Hidroelectrica Cerros Colorados, S.A. (Argentina)	PanEnergy Colorado, Inc. (Delaware)
Houston Center Corporation (Delaware)	PanEnergy Corp. (Delaware)
IGC Aguaytia Partners, LLC (Cayman Islands)	PanEnergy Dauphin Island, LLC (Delaware)
II Tryon Investment Trading Society (North Carolina)	PanEnergy Development Company (Delaware)
Inversiones Duke Bolivia S.A. (Bolivia)	PanEnergy Exploration and Production (Peru) Ltd. (Bermuda)
iSpheres Corporation (California)	PanEnergy Louisiana Intrastate, LLC (Delaware)
Jewell Ridge Pipeline Co., LLC (Delaware)	PanEnergy Mobile Bay Processing, LLC (Delaware)
Jonah Gas Gathering Company (Wyoming)	PanEnergy Services, LP (Louisiana)
LandMar Group, LLC (Delaware)	Panhandle Acquisition Three, Inc. (Delaware)
LandMar Management, LLC (Delaware)	Panhandle Four, Inc. (Delaware)
Lubrication Services, LP (Delaware)	Panola Pipeline Company, LP (Delaware)
M&N Management Company (Delaware)	Parkside Development, LLC (Florida)
M&N Operating Company, LLC (Delaware)	PEC Midwest, Inc. (Delaware)
Maritimes & NE Pipeline Management Ltd. (Canada)	Pelmar Company (Delaware)
Maritimes & NE Pipeline, LP (Canada)	Peru Energy Holdings Corporation (Cayman Islands)
Maritimes & Northeast Pipeline, LLC (Delaware)	Peru Energy Holdings, LLC (Delaware)
Market Hub Partners Canada, LP (Canada)	Ponce Developers, LLC (Delaware)
Market Hub Partners Holding, LLC (Delaware)	Quanah Pipeline Company, LP (Delaware)
Rim Chaparral Pines Real Estate Services, LLC (Arizona)	Third & Fourth South Developers, LLC (Delaware)
Rio Bravo Gas Systems, LLC (Delaware)	Thor Investors, LLC (Delaware)
Sailview Properties, LLC (North Carolina)	TPC Storage Holding Corp. (Delaware)
San Jacinto Gas Transmission Co. (Texas)	Trout Creek Developers, LLC (Delaware)
Seahorse do Brasil Servicos Maritimos Ltda. (Brazil)	Trunkline Oil Pipeline Co. (Delaware)
South Hampton Developers Ltd. (Florida)	Turbine Fleet Management, LLC (Delaware)
South Hampton GP, LLC (Delaware)	Turner Supply Corporation (North Carolina)
Southeastern Energy Services, Inc. (Delaware)	Twin Creeks Holdings, Ltd. (Texas)
Southern Hills Plantation Golf Club, LLC (Delaware)	Twin Creeks Management, LLC (Delaware)
Southern Power Co. (North Carolina)	Twin Creeks Property, Ltd. (Texas)
St. Claire Pipelines (1996) Ltd. (Canada)	Two Lake Pony Farm, LLC (North Carolina)
St. Claire Pipelines Management, Inc. (Canada)	Tyvola Crossing Associates, LP (North Carolina)
St. Claire Pipelines, LP (Canada)	UEI Holdings (New Brunswick) Inc. (Canada)
StoneWater Bay Properties, LLC (North Carolina)	Union Gas Ltd. (Canada)
Sugarloaf Country Club, LLC (Georgia)	Union Services, Inc. (Canada)
Sugarloaf Properties, LLC (Georgia)	Union Utilities, Inc. (Canada)
Sugarloaf Realty, LLC (Georgia)	Union Water, Inc. (Canada)
TCTM, LP (Delaware)	United LP Gas, LLC (Oklahoma)
TE Products Pipeline Company, LP (Delaware)	Val Verde Gas Gathering Company, LP (Delaware)
TEC Aguaytia Ltd. (Bermuda)	Wateree Power Co. (South Carolina)
Techtrol, Inc. (North Carolina)	Webb Duval Gatherers Holding, LP (Delaware)
TEPPCO Colorado, LLC (Delaware)	WEI Finance (Netherlands) B.V. (Netherlands)
TEPPCO Crude GP, LLC (Delaware)	WEI Financial Services, LLC (Delaware)
TEPPCO Crude Oil, LP (Delaware)	WEI Management Holdings, LLC (Delaware)
TEPPCO Crude Pipeline, LP (Delaware)	WEI Nova Scotia Holdings, Inc. (Canada)
TEPPCO GP, Inc. (Delaware)	Weld County EP Properties, LLC (Colorado)
TEPPCO Holdings, Inc. (Delaware)	Westcoast (P.J.P.) Holdings, Inc. (Canada)
TEPPCO Investments, LLC (Delaware)	Westcoast Energy (U.S.) LLC (Delaware)
TEPPCO Midstream Companies, LP (Delaware)	Westcoast Energy Australia Pty Limited (Australia)
TEPPCO NGL Pipelines, LLC (Delaware)	Westcoast Energy Enterprises (U.S.) Inc. (Delaware)
TEPPCO Seaway, LP (Delaware)	Westcoast Energy International, Inc. (Canada)
Texas Eastern (Bermuda) Ltd. (Bermuda)	Westcoast Energy Marketing Ltd. (Canada)
Texas Eastern Aircraft Holdings, LLC (Delaware)	Westcoast Energy Ventures, Inc. (Canada)
Texas Eastern Arabian Ltd. (Bermuda)	Westcoast Energy, Inc. (Canada)
Texas Eastern Communications, Inc. (Delaware)	Westcoast Gas Services (U.S.A), LLC (Delaware)
Texas Eastern Cross Bay Company (Delaware)	Westcoast Gas Services Inc. (Canada)
Texas Eastern Cryogenics, Inc. (Delaware)	Westcoast Indemnity Company Limited (Canada)
Texas Eastern Oil Company (Delaware)	Westcoast Power, Inc. (Canada)

Texas Eastern Products Pipeline Company, LLC (Delaware)	Westcoast Transmission Co. (Alberta) Ltd. (Canada)
Texas Eastern Slurry Transport Co. (Delaware)	Westcoast Transmission Co. Ltd. (Canada)
Texas Eastern Terminal Co. (Delaware)	Westcoast Transmission Co., Inc. (Delaware)
Texas Eastern Transmission, LP (Delaware)	Western Carolina Power Co. (North Carolina)
Texas-Louisiana Pipeline Co. (Delaware)	Wilcox Pipeline Company, LP (Delaware)
Texas-Louisiana Pipeline, LLC (Delaware)
The Club at Osprey Cove, LLC (Delaware)
The Farms, LLC (North Carolina)
The Golf Club at North Hampton, LLC (Delaware)
The Golf Club at South Hampton, LLC (Delaware)
The Oldfield Realty Company, LLC (South Carolina)
The Point on Norman, LLC (North Carolina)
The Reserve, LLC (Delaware)
The River Club Realty, LLC (Georgia)
The Sanctuary at Lake Wylie, LLC (Delaware)